LOGO

                                 Rights Offering

                 of 53,772,548 Shares of Class A Common Stock

                and 52,715,788 Shares of Class B Common Stock

                               at $7.28 Per Share

         The rights offering will expire at 5:00 P.M., New York City Time, on March 19, 2001, unless we extend it.

                          Notice of Guaranteed Delivery
                     For Subscription Certificates Issued by
                        Adelphia Business Solutions, Inc.

      This Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used to exercise rights pursuant to the rights offering described in the prospectus supplement dated February 19, 2001 and the related prospectus dated October 25, 1999 of Adelphia Business Solutions, Inc., a Delaware corporation, if a holder of rights cannot deliver the subscription certificate(s) evidencing the rights to American Stock Transfer & Trust Company at or prior to 5:00 p.m., New York City Time, on March 19, 2001, unless extended. Such form(s) must be delivered by hand or sent by facsimile transmission or mail to American Stock Transfer & Trust Company, and must be received by American Stock Transfer & Trust Company prior to the expiration of the rights offering. See the discussion set forth under "The Rights Offering - Special Procedure Under `Notice of Guaranteed Delivery ` Form" in the accompanying prospectus supplement.

      Regardless of the manner of delivery of the subscription certificate, payment of the subscription price of $7.28 per share for each share of Adelphia Business Solutions, Inc. common stock subscribed for upon exercise of such rights must be received by American Stock Transfer & Trust Company in the manner specified in the prospectus at or prior to 5:00 p.m., New York City Time, on the expiration date of the rights offering.

                          The subscription agent is:

                     American Stock Transfer & Trust Company

    IF BY MAIL:         FACSIMILE TRANSMISSION         IF BY OVERNIGHT COURIER
                      (FOR ELIGIBLE INSTITUIONS ONLY)     OR HAND DELIVERY:
  59 Maiden Lane            (718) 234-5001               59 Maiden Lane
    Plaza Level                                            Plaza Level
New York, NY 10038                                     New York, NY 10038

                     CONFIRM RECEIPT OF FACSIMILE
                            BY TELEPHONE:
                      (800) 937-5449 within the
                            United States
                      (718) 921-8200 outside the
                            United States

      Delivery of the Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile other than as set forth above will not constitute a valid delivery.

Ladies and Gentlemen:

      The undersigned hereby represents that he or she is the holder of the subscription certificate(s) representing rights and that such subscription certificate(s) cannot be delivered to American Stock Transfer & Trust Company, the subscription agent, at or before 5:00 p.m., New York City Time, on the expiration date of the rights offering. Upon the terms and subject to the conditions set forth in the prospectus supplement for the Adelphia Business Solutions, Inc. rights offering, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise the rights to subscribe for one share of Adelphia Business Solutions, Inc. common stock per each whole right represented by such subscription certificate(s). The undersigned understands that payment of the subscription price of $7.28 per share for each share of the common stock subscribed for pursuant to the rights must be received by the subscription agent at or before 5:00 p.m., Eastern Standard Time, on the expiration date of the rights offering. The undersigned represents that such payment, in the aggregate amount of $___________, either (check appropriate box):

|_| is being delivered to American Stock Transfer & Trust Company herewith, or

|_| has been delivered separately to American Stock Transfer & Trust Company; and is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

    |_|   wire transfer of funds

          -name of transferor institution

          -date of transfer

          -confirmation number (if available)

    |_| uncertified check (Payment by uncertified check will not be deemed to have been received by the subscription agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the expiration date to ensure that such payment clears by such date.)

    |_|   certified or cashier's check

    |_|   U.S. postal money order

          -name of maker

          -date of check, draft or money order

          -bank on which check is drawn or issuer of money order
Number of Rights________      Name of Record Holder(s)______

Certificate No(s). (if available)   __________________________

                          Address(es):________________

                       Area Code and Telephone Number(s):

                        --------------------------

If rights will be exercised by book entry transfer, check box below:

|_|   The Depository Trust Company

Account Number:           Signature(s):

Date_______

                              Guarantee of Delivery
      (Not to be Used for Subscription Certificate Signature Guarantee)

      The undersigned, a member firm of a registered national securities exchange or member of the National Association of Securities Dealers, Inc. commercial bank or trust company having an office or correspondent in the United States, or other eligible guarantor institution that is a member of or a participant in a signature guarantee program acceptable to American Stock Transfer & Trust Company, guarantees that the undersigned will deliver to American Stock Transfer & Trust Company the certificates representing the rights being exercised hereby, with any required signature guarantees and any other required documents, all within three (3) NASDAQ trading days after the date hereof:

Name of Firm_________                _____________
                             (Authorized Signature)

Address:_____________                Name:________
                             (Please Type or Print)

____________________               Title:_________
      (Zip Code)

Area Code

and Telephone Numbers:        Date:_________


The institution which
completes this form must
communicate the guarantee to
American Stock Transfer &
Trust Company and must
deliver the rights certificate(s)
to American Stock Transfer &
Trust Company within
the time period shown herein.
Failure to do so could result in
a financial loss to such
institution.